[ZURICH KEMPER LIFE LETTERHEAD]


VIA EDGAR

August 29, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re: Kemper Investors Life Insurance Company ("KILICO") and KILICO Variable Separate Account
          ("Variable Separate Account")
          File No. 811-5025

Commissioners:

     Attached for filing, pursuant to Section 30(d) and Rule 30d-2 of the Investment Company Act of 1940 ("1940 Act"), is the most recent semi-annual report of the Variable Separate Account referenced above for the Power V Variable Universal Life product ("Power V"). The semi-annual report consists of a front and back cover binding the most recent semi-annual reports of the mutual fund subaccount options available through the Variable Separate
Account for Power V. Because the most recent semi-annual reports of the funds have been filed with the SEC by their respective Investment Managers/Advisers, KILICO is filing herewith only the front and back cover prepared by KILICO and hereby incorporates by reference the semi-annual reports of the underlying funds set forth below.

    The Variable Separate Account for Power V includes the underlying fund options as follows:

     Kemper Variable Series (File No. 811-5002)
     American Skandia Trust (File No. 811-5186)
     Fidelity Variable Insurance Products Fund (File No. 811-03329) Fidelity Variable Insurance Products Fund II (File No. 811-05511) Fidelity Variable Insurance Products Fund III (File No. 811-07205) Scudder Variable Life Investment Fund (File No. 811-04257)

     Please call the undersigned at 847-969-3524 if you have any questions or comments.

Yours truly,

/s/ Juanita M. Thomas
Juanita M. Thomas
Vice President and
 Assistant General Counsel

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LOGO: WMA SECURITIES, INC.


POWER V

Variable
Universal Life


2000 SEMI-ANNUAL
REPORT

Includes semi-annual reports for:

     Kemper Variable Series
     American Skandia Trust
     Fidelity Variable Insurance Products Fund
     Fidelity Variable Insurance Products Fund II
     Fidelity Variable Insurance Products Fund III
     Scudder Variable Life Investment Fund


LOGO: ZURICH KEMPER

                        LOGO: WMA SECURITIES, INC.


                        Securities offered through
                           WMA Securities, Inc.
                            Member NASD & SIPC
                          5555 Triangle Parkway
                           Norcross, GA  30092
                               770/453-9300


       Power V marketed exclusively by World Marketing Alliance, Inc.;
           distributed by Investors Brokerage Services, Inc.; and
          underwritten by Kemper Investors Life Insurance Company,
                         Long Grove, IL  60049-0001


PWRV-SAN00 (8/00)

LOGO: ZURICH KEMPER
1 KEMPER DRIVE
LONG GROVE, IL  60049-0001